Exhibit 4.8

EXECUTION VERSION

THIRD CONSENT, WAIVER AND AMENDMENT TO CREDIT AGREEMENT

THIRD CONSENT, WAIVER AND AMENDMENT dated as of November 29, 2011 (this “Consent”), to the CREDIT AGREEMENT dated as of April 12, 2007 (as amended by that certain First Amendment, dated as of October 24, 2007 and that certain Consent, Waiver and Amendment, dated as of July 28, 2008 (and as otherwise amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among, inter alia, MACDERMID HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), MATRIX ACQUISITION CORP., a Connecticut corporation, and MACDERMID, INCORPORATED, a Connecticut corporation (as successor to Matrix Acquisition Corp., the “Borrower”), the subsidiaries of the borrower from time to time parties thereto, the LENDERS from time to time parties thereto, CREDIT SUISSE, as Administrative Agent and as Collateral Agent, GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent, and CIBC WORLD MARKETS CORP. and BEAR STEARNS & CO. INC., as Co-Documentation Agents.

A. Holdings and the Borrower propose to engage in a corporate restructuring in connection with the consummation of an initial public offering (the “IPO”) in accordance with the following restructuring plan (collectively, the “IPO Structuring Transactions”): (a) the establishment by Holdings of a new holding company, MacDermid Group, Inc., a Delaware corporation (“New Holdings”), which shall become a Guarantor and Grantor, (b) the transfer of all of the Equity Interests (and any related assets) in the Borrower held by Holdings, which Equity Interests shall remain subject to the pledges and grants of security pursuant to the Pledge and Security Agreement, by Holdings to New Holdings in exchange for Equity Interests in New Holdings and (c) the liquidation of Holdings and in connection therewith the distribution by Holdings of the Equity Interests in New Holdings (and any related assets) held by Holdings to the equity holders of Holdings.

B. In connection with the IPO Structuring Transactions, Holdings and the Borrower have requested that the Required Lenders consent to the IPO Structuring Transactions for all purposes under the Credit Agreement and all of the other Loan Documents and, without limiting the generality of the foregoing, agree to waive the application of the definition of “Change of Control” and “Asset Sale” and Sections 2.05(b)(ii), 7.05(a), 8.03, 8.04, 8.05, 8.07 and 9.01(l) of the Credit Agreement to the IPO Structuring Transactions and, in connection therewith, to make certain amendments to and waivers of the Credit Agreement, and to release any security interests in the capital stock of New Holdings held by Holdings, in each case as provided for herein.

C. The Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to consent to the IPO Structuring Transactions, waive the application of the foregoing provisions of the Credit Agreement to the IPO Structuring Transactions and amend the Credit Agreement, in each case, on the terms and subject to the conditions set forth herein.

D. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Consent and Waiver. As of (and subject to the occurrence and continuation of) the Consent Effective Date (as defined below), the Required Lenders hereby (a) consent to the IPO Structuring Transactions for all purposes of the Credit Agreement and the other Loan Documents, (b) without limiting the generality of the foregoing, agree that the definition of “Change of Control” and “Asset Sale” and Sections 2.05(b)(ii), 7.05(a), 8.03, 8.04, 8.05, 8.07 and 9.01(l) of the Credit Agreement shall not apply to the IPO Structuring Transactions, and hereby waive compliance with such provisions with respect to the IPO Structuring Transactions, (c) waive compliance with the provisions of Section 7.12 with respect to MacDermid Group, Inc. as well as Section 7.03(a) insofar as it relates to any Default or Event of Default being waived pursuant to this Section 1(c) and (d) agree that any security interest or pledge granted pursuant to any Loan Document with respect to the capital stock of New Holdings held by Holdings is hereby released and that no Loan Document shall require or be deemed to require the granting of a security interest in, and pledge of, the capital stock of New Holdings.

SECTION 2. Amendment of the Loan Documents. The Loan Documents are hereby amended, effective as of (and subject to the occurrence and continuation of) the Consent Effective Date, to (a) delete the definition of “Holdings” in each applicable Loan Document in its entirety and replace it with “MacDermid Holdings, LLC (formerly known as MDI Holdings, LLC), a Delaware limited liability company, and, immediately following the transfer of all of the Equity Interests in the Borrower held by MacDermid Holdings LLC to such entity, MacDermid Group, Inc., a Delaware corporation”, (b) add the following definitions: ““IPO Structuring Transactions” has the meaning assigned in the Third Amendment”, ““IPO” has the meaning assigned in the Third Amendment” and ““Third Amendment” means that certain Third Consent, Waiver and Amendment to the Credit Agreement, dated as of November 29, 2011, among MacDermid Holdings, LLC, the Borrower, the Lenders and Credit Suisse as the Administrative Agent and Collateral Agent”, (c) amend the definition of “Required Prepayment Percentage” to insert the following at the end of clause (b): “provided that, notwithstanding the foregoing, in the case of any Specified Equity Issuance on or after the date of the Third Amendment and prior to the one year anniversary of the date of the Third Amendment in connection with an initial public offering by Holdings, such percentage shall be 50% regardless of the Consolidated Leverage Ratio at such time”, (d) amend 8.06(b) of the Credit Agreement to (i) replace the word “and” with a “,” immediately preceding “(iii)” and (ii) insert at the end of the paragraph, “and (iv) the consummation of the IPO Structuring Transactions and the IPO” and (e) amend 8.06 of the Credit Agreement to add a new clause (c) that says “Until the consummation of the IPO Structuring Transactions, MacDermid Group, Inc. cannot engage in any business activities or own any assets or liabilities other than de minimis assets and liabilities and maintaining its corporate existence in compliance with applicable law.”

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Consent, Holdings and the Borrower represent and warrant to each of the Lenders, the Administrative Agent and the Collateral Agent that, as of the Consent Effective Date (as defined below):

(a) This Consent has been duly authorized, executed and delivered by Holdings and the Borrower, and each of this Consent, the Credit Agreement (as amended and waived hereby) and the other Loan Documents constitutes each of Holdings’ and the Borrower’s legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) After giving effect to this Consent, the representations and warranties set forth in the Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the Consent Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date.

(c) After giving effect to this Consent, no Default or Event of Default has occurred and is continuing.

SECTION 4. Conditions of Effectiveness of this Consent. (a) This Consent shall become effective on the date (the “Consent Effective Date”) on which:

(i) The Administrative Agent shall have received duly executed and delivered counterparts of this Consent that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders.

(ii) The Borrower shall have paid to the Administrative Agent (x) for the account of each consenting Lender for which the Administrative Agent shall have received an executed signature page hereto no later than 3:00 p.m. (New York time) on November 29, 2011 (the “Execution Date”), an amendment fee in an amount equal to .05% of the aggregate outstanding Revolving Credit Commitment and/or Term Loans, as applicable, of each consenting Lender provided by each such consenting Lender, which fee shall be fully earned, due and payable on the date that is three Business Days following the Execution Date and (y) all other outstanding fees, costs and expenses owing to the Administrative Agent as of such date, including, without limitation, the reasonable fees and disbursements of Latham & Watkins LLP, counsel for the Administrative Agent.

(b) The continuing effectiveness of this Consent (other than the waiver provided for in Section 1(c) herein, which shall remain in effect in all events upon and after the Consent Effective Date) is subject to (i) the IPO Structuring Transactions having been consummated and the Borrower having received after the date hereof net cash proceeds of at least $150,000,000 as a contribution to its common equity capital or from the sale or issue of its Equity Interests (other than Disqualified Stock), in each case, no later than the date that is one year from the date hereof and (ii) concurrently with the consummation of the IPO Structuring Transactions, (x) the Administrative Agent shall have received a duly executed and delivered Joinder Agreement, substantially in the form of Exhibit A attached hereto, by New Holdings and documents of the type referred to in Sections 5.01(b), (c), (e) and (f) of the Credit Agreement and (y) The Administrative Agent shall have received a favorable opinion of Cravath, Swaine & Moore LLP, counsel to New Holdings, with respect to the due organization and good standing, due authorization, execution, delivery and performance, corporate power and authority of New Holdings, no conflicts with or violations of the articles or by-laws of New Holdings or any New York state or federal law, the investment company act and the grant and guarantee by New Holdings pursuant to the Loan Documents, subject to customary assumptions and exceptions, addressed to the Administrative Agent and the other Lenders.

SECTION 5. Effect of Consent. (a) Except as expressly set forth herein, this Consent shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect as in effect on the date hereof. Nothing herein shall be deemed to entitle Holdings or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On the Consent Effective Date, the Credit Agreement shall be waived and amended as provided herein, subject to the continuing effectiveness hereof as set forth herein. The parties hereto acknowledge and agree that (i) this Consent and any other Loan Documents executed and delivered in connection herewith do not constitute a novation, or termination of the “Obligations” (as defined in the Loan Documents) under the Credit Agreement and the other Loan Documents as in effect prior to the Consent Effective Date; (ii) such “Obligations” are in all respects continuing (as amended hereby) with only the terms thereof being modified to the extent provided in this Consent; and (iii) the Liens and security interests as granted under the Collateral Documents securing payment of such “Obligations” are in all such respects continuing in full force and effect and secure the payments of the “Obligations”.

(c) All references to Holdings in any Loan Document shall, immediately following the transfer of all of the Equity Interests held by Holdings in the Borrower to New Holdings, be deemed to include New Holdings (as herein defined).

(d) This Consent shall constitute a Loan Document and shall be administered and construed pursuant to the terms of the Credit Agreement (including, without limitation, Article X thereof).

SECTION 6. Counterparts. This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Consent by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 7. Applicable Law. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Headings. The headings of this Consent are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed by their respective officers as of the day and year first above written.

MACDERMID HOLDINGS, LLC

By:	/s/ John L. Cordani
Name: John L. Cordani
Title: Secretary

MACDERMID, INCORPORATED

By:	/s/ John L. Cordani
Name: John L. Cordani
Title: Secretary

Acknowledged:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Judith E. Smith
Name: Judith E. Smith
Title: Managing Director

By:	/s/ Sanja Gazahi
Name: Sanja Gazahi
Title: Associate

Consent, Waiver and Amendment to Credit Agreement

To approve Consent:

Name of Institution: LightPoint CLO III, Ltd.

By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

To approve Consent:

Name of Institution: LightPoint CLO IV, Ltd.

By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

To approve Consent:

Name of Institution: LightPoint CLO V, Ltd.

By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

Third Consent, Waiver and Amendment to Credit Agreement

To approve Consent:

Name of Institution: LightPoint Pan-European CLO 2007-1 Plc.

By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

To approve Consent:

Name of Institution: LightPoint Pan-European CLO 2006 Plc.

By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

To approve Consent:

Name of Institution: Marquette US/European CLO, Plc.

By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

To approve Consent:

Name of Institution:
Cumberland II CLO Ltd. Schiller Park CLO Ltd. Bridgeport CLO II Ltd. Gillespie CLO Plc

By:	Deerfield Capital Management LLC, its Collateral Manager

By:	/s/ Glenn Duffy
Name: Glenn Duffy
Title: Authorized Signatory

To approve Consent:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Brian Knapp
Name: Brian Knapp
Title: Vice President

To approve Consent:

Name of Institution:
ING Investment Management CLO IV, LTD.
	By:	ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO V, LTD.
	By:	ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Romain Catols, CFA
Name: Romain Catols, CFA
Title: Vice President

To approve Consent:

Name of Institution:
Oak Hill European Credit Partners II plc
By:	Oak Hill Advisors (Europe), LLP, as Portfolio Manager

By:	/s/ Richard P. Munn
Name: Richard P. Munn
Title: Authorized Signatory

To approve Consent:

Name of Institution:
Oak Hill European Credit Partners I plc
By:	Oak Hill Advisors (Europe), LLP, as Portfolio Manager

By:	/s/ Richard P. Munn
Name: Richard P. Munn
Title: Authorized Signatory

To approve Consent:

Name of Institution:

GALE FORCE 1 CLO, LTD.
By:	GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

To approve Consent:

Name of Institution:

CHELSEA PARK CLO LTD.
By:	GSO/Blackstone Debt Funds Management LLC as Portfolio Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

To approve Consent:

Name of Institution:

TRIBECA PARK CLO LTD.
By:	GSO/Blackstone Debt Funds Management LLC as Portfolio Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

To approve Consent:

Name of Institution:

LAFAYETTE SQUARE CDO LTD.
By:	Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

To approve Consent:

Name of Institution:

Brentwood CLO Ltd. By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., its General Partner

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

To approve Consent:

Name of Institution:

Gleneagles CLO, Ltd. By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., its General Partner

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

To approve Consent:

Name of Institution:

Jasper CLO, Ltd. By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., its General Partner

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

To approve Consent:

Name of Institution:

Liberty CLO, Ltd. By: Highland Capital Management, L.P. as Collateral Manager By: Strand Advisors, Inc., its General Partner

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

To approve Consent:

Name of Institution:

Red River CLO Ltd. By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., its General Partner

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

To approve Consent:

Name of Institution:

Stratford CLO, Ltd. By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., its General Partner

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

To approve Consent:

Name of Institution:

HIGHLANDER EURO CDO B.V.

By:	/s/ Rebecca Burke
Name: Rebecca Burke
Title: Authorized Signatory

To approve Consent:

Name of Institution:

HIGHLANDER EURO CDO II B.V.

By:	/s/ Rebecca Burke
Name: Rebecca Burke
Title: Authorized Signatory

To approve Consent:

Name of Institution:

HIGHLANDER EURO CDO III B.V.

By:	/s/ Rebecca Burke
Name: Rebecca Burke
Title: Authorized Signatory

To approve Consent:

Name of Institution:

HIGHLANDER EURO CDO IV B.V.

By:	/s/ Rebecca Burke
Name: Rebecca Burke
Title: Authorized Signatory

To approve Consent:

Name of Institution: MetLife Bank N.A.

By:	/s/ Matthew J. McInerny
Name: Matthew J. McInerny
Title: Vice President

To approve Consent:

Name of Institution: MetLife Insurance Company of Connecticut

By:	/s/ Matthew J. McInerny
Name: Matthew J. McInerny
Title: Managing Director

To approve Consent:

Name of Institution:	Chatham Light II CLO, Limited By: Sankaty Advisors LLC, as Collateral Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

To approve Consent:

Name of Institution:	Nash Point CLO By: Sankaty Advisors LLC, as Collateral Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

To approve Consent:

Name of Institution:	Race Point II CLO, Limited By: Sankaty Advisors LLC, as Collateral Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

To approve Consent:

Name of Institution:	Race Point III CLO By: Sankaty Advisors LLC, as Collateral Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

To approve Consent:

Name of Institution:	Race Point IV CLO, Ltd By: Sankaty Advisors LLC, as Collateral Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

To approve Consent:

Name of Institution:

GENESIS CLO 2007-2 LTD, by LLCP Advisors LLC as Collateral Manager

By:	/s/ Steven Hartman
Name: Steven Hartman
Title: Vice President

To approve Consent:

Name of Institution:

RBS Citizens, N.A.

By:	/s/ André A. Nazareth
Name: André A. Nazareth
Title: Senior Vice President

To approve Consent:

Name of Institution:

CapitalSource Finance LLC

By:	/s/ Audrey Yen
Name: Audrey Yen
Title: Authorized Signatory

To approve Consent:

Name of Institution:

CapitalSource CF LLC

By:	/s/ Audrey Yen
Name: Audrey Yen
Title: Authorized Signatory

To approve Consent:

Name of Institution: Credit Suisse Asset Management as collateral manager for the following Funds: Atrium, Atrium VI, Atrium CDO, CSAM Funding IV, CSAM IV

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

To approve Consent:

Name of Institution:

BLUEMOUNTAIN CLO III LTD.

By: BLUEMOUNTAIN CAPITAL MANAGEMENT LLC. Its Collateral Manager

By:	/s/ Michael Abatemarco
Name: Michael Abatemarco
Title: Associate

To approve Consent:

Name of Institution:

BLUEMOUNTAIN CLO LTD.

By: BLUEMOUNTAIN CAPITAL MANAGEMENT LLC. Its Collateral Manager

By:	/s/ Michael Abatemarco
Name: Michael Abatemarco
Title: Associate

To approve Consent:

Name of Institution:

LCM I LIMITED PARTNERSHIP By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

To approve Consent:

Name of Institution:

LCM II LIMITED PARTNERSHIP By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

To approve Consent:

Name of Institution:

LCM III Ltd. By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

To approve Consent:

Name of Institution:

LCM IV, Ltd. By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

To approve Consent:

Name of Institution:

LCM V, Ltd. By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

To approve Consent:

Name of Institution:

LCM VI, Ltd. By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

To approve Consent:

Name of Institution:

Hewett’s Island CLO IV, Ltd.
	By:	LCM Asset Management LLC As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

To approve Consent:

Name of Institution:

Ameriprise Certificate Company

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

To approve Consent:

Name of Institution:

Ameriprise Financial Inc.

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

To approve Consent:

Name of Institution:

Cent CDO 10 Limited By: Columbia Management Investment Advisers, LLC, As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

To approve Consent:

Name of Institution:

Cent CDO XI Limited By: Columbia Management Investment Advisers, LLC, As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

To approve Consent:

Name of Institution:

Cent CDO 12 Limited By: Columbia Management Investment Advisers, LLC, As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

To approve Consent:

Name of Institution:

Cent CDO 14 Limited By: Columbia Management Investment Advisers, LLC, As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

To approve Consent:

Name of Institution:

Cent CDO 15 Limited By: Columbia Management Investment Advisers, LLC, As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

To approve Consent:

Name of Institution:

Centurion CDO VII Limited By: Columbia Management Investment Advisers, LLC, As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

To approve Consent:

Name of Institution:

Centurion CDO 8 Limited By: Columbia Management Investment Advisers, LLC, As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

To approve Consent:

Name of Institution:

Centurion CDO 9 Limited By: Columbia Management Investment Advisers, LLC, As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

To approve Consent:

Name of Institution:

Columbia Strategic Income Fund

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Authorized Signatory

To approve Consent:

Name of Institution:

Columbia Variable Portfolio – Strategic Income Fund

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Authorized Signatory

To approve Consent:

Name of Institution:

RiverSource Life Insurance Company

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Authorized Signatory

To approve Consent:

Name of Institution:

MAPLETREE PORTFOLIO
By: Babson Capital Management LLC as Investment Manager

By:	/s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

VINACASA CLO, LTD.

By: Babson Capital management LLC as Collateral Servicer

By:	/s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

To approve Consent:

Name of Institution:

CIBC Inc.

By:	/s/ Michael Gewirtz
Name: Michael Gewirtz
Title: Authorized Signatory

By:	/s/ Robert Casey
Name: Robert Casey
Title: Authorized Signatory

To approve Consent:

Name of Institution:

Ballyrock CLO 2006-1 Limited, By: Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

To approve Consent:

Name of Institution:

Ballyrock CLO 2006-2 Limited, By: Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

To approve Consent:

Name of Institution:

  Ariel Reinsurance Company Ltd.

  BlackRock Floating Rate Income Trust

  BlackRock Limited Duration Income Trust

  BlackRock Funds II BlackRock Floating Rate Income Portfolio

  BlackRock Senior Income Series V Limited

  BlackRock Debt Strategies Fund, Inc.

  BlackRock Diversified Income Strategies Fund, Inc.

  BlackRock Floating Rate Income Strategies Fund, Inc.

  BlackRock Floating Rate Income Strategies Fund II, Inc.

  BlackRock Global Investment Series: Income Strategies Portfolio

  BlackRock Senior Floating Rate Portfolio

  BlackRock Defined Opportunity Credit Trust

  BlackRock Senior Income Series

  BlackRock Senior Income Series II

  BlackRock Senior Income Series IV

  BlackRock Senior Income Series V Limited

  Magnetite V CLO, Limited

  Missouri State Employees’ Retirement System

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

To approve Consent:

Name of Institution:

ALZETTE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

To approve Consent:

Name of Institution:

AVALON CAPITAL LTD. 3
By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

To approve Consent:

Name of Institution:

AXIUS EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

To approve Consent:

Name of Institution:

BLT 2009 – 1 LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

To approve Consent:

Name of Institution:

CELTS CLO 2007 -1 LTD
By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

To approve Consent:

Name of Institution:

CHAMPLAIN CLO, LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

To approve Consent:

Name of Institution:

Confluent 3 Limited.
By:	INVESCO Senior Secured Management, Inc. As Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

To approve Consent:

Name of Institution:

Invesco Coniston BV
By:	INVESCO Asset Management Limited as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

To approve Consent:

Name of Institution:

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc. as Investment Adviser

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

To approve Consent:

Name of Institution:

InvescoGarda BV
By:	INVESCO Asset Management Limited as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

To approve Consent:

Name of Institution:

KATONAH V, LTD.
By:	INVESCO Senior Secured Management, Inc. As Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

To approve Consent:

Name of Institution:

Invesco Mezzano BV
By:	INVESCO Asset Management Limited as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

To approve Consent:

Name of Institution:

MOSELLE CLO S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

To approve Consent:

Name of Institution:
Morgan Stanley Investment Management Croton, Ltd.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

To approve Consent:
Name of Institution:
NAUTIQUE FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

To approve Consent:
Name of Institution:
MSIM Peconic Bay, Ltd.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

To approve Consent:

Name of Institution:

PETRUSSE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

To approve Consent:
Name of Institution:
Qualcomm Global Trading, Inc.
By:	INVESCO Senior Secured Management, Inc. As Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

To approve Consent:
Name of Institution:
SAGAMORE CLO LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

To approve Consent:

Name of Institution:

THESEUS EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc. As Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

To approve Consent:
Name of Institution:
WASATCH CLO LTD
By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

To approve Consent:

Name of Institution:

Baker Street Funding CLO 2005-I Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

Baker Street CLO II Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

Grand Horn CLO Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View Funding CLO 2006-I Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO II Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO III Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

RidgeWorth Funds – Seix Floating Rate High Income Fund

By: Seix Investment Advisors LLC, as Subadvisor

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

To approve Consent:

Name of Institution:
NATIXIS

By:	/s/ Frank H. Madden, Jr.
Name: Frank H. Madden, Jr.
Title: Managing Director

By:	/s/ Kelvin Cheng
Name: Kelvin Cheng
Title: Director

To approve Consent:

Name of Institution:

APIDOS CDO I
By: Its Investment Advisor Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director & Portfolio Manager

To approve Consent:

Name of Institution:

APIDOS CDO II
By: Its Investment Advisor Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director & Portfolio Manager

To approve Consent:

Name of Institution:

APIDOS QUATTRO CDO
By: Its Investment Advisor Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director & Portfolio Manager

To approve Consent:

Name of Institution:

APIDOS CDO V
By: Its Investment Advisor Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director & Portfolio Manager

To approve Consent:

Name of Institution:

APIDOS CINCO CDO
By: Its Investment Advisor Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director & Portfolio Manager

To approve Consent:

Name of Institution:

SHASTA CLO I LTD
By: Apidos Capital Management, LLC On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director & Portfolio Manager

To approve Consent:

Name of Institution:

APIDOS CLO VIII
By: Its Collateral Manager Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director & Portfolio Manager

To approve Consent:

Name of Institution:

The Bank of Nova Scotia

By:	/s/ Bea Kossodo
Name: Bea Kossodo
Title: Managing Director

To approve Consent:

Name of Institution:

COMSTOCK FUNDING LTD.
Silvermine Capital Management LLC As Collateral Manager

By:	/s/ Aaron A. Meyer
Name: Aaron A. Meyer
Title: Principal

To approve Consent:

Name of Institution:

CANNINGTON FUNDING LTD
Silvermine Capital Management LLC As Collateral Manager

By:	/s/ Aaron A. Meyer
Name: Aaron A. Meyer
Title: Principal

To approve Consent:

Name of Institution:

JERSEY STREET CLO, LTD
By its Collateral Manager, Massachusetts Financial Services Company

By:	/s/
Name:
Title: As authorized representative and not individually

To approve Consent:

Name of Institution:

MARLBOROUGH STREET CLO, LTD
By its Collateral Manager, Massachusetts Financial Services Company

By:	/s/
Name:
Title:

To approve Consent:

Name of Institution:

Dryden IX – Senior Loan Fund 2005 p.l.c.
By:	Prudential Investment Management, Inc., Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

To approve Consent:

Name of Institution:

Gateway IV – Euro CLO S.A.
By:	Pramerica Investment Management (a trading name of Prudential Investment Management, Inc.), as Collateral Manager
By:	Pramerica Investment Management Limited, as Sub Advisor

By:	/s/ Tarun Buxani
Name: Tarun Buxani
Title: Vice President

To approve Consent:

Name of Institution:

Gateway III – Euro CLO S.A.
By:	Pramerica Investment Management (a trading name of Prudential Investment Management, Inc.), as Collateral Manager
By:	Pramerica Investment Management Limited, as Sub Advisor

By:	/s/ Tarun Buxani
Name: Tarun Buxani
Title: Vice President

To approve Consent:

Name of Institution:

EURO Atlantis CLO Limited
By:	Prudential Investment Management, as Collateral Manager
By:	Pramerica Investment Management Limited, as Sub Advisor

By:	/s/ Tarun Buxani
Name: Tarun Buxani
Title: Vice President

To approve Consent:

Name of Institution:

Credit Suisse AG, Cayman Islands Branch

By:	/s/ Judith E. Smith
Name: Judith E. Smith
Title: Managing Director

By:	/s/ Sanja Gazahi
Name: Sanja Gazahi
Title: Associate

To approve Consent:

Name of Institution:

Genesis CLO 2007-I Ltd.

By:	GLG Ore Hill LLC, its Collateral Manager

By:	/s/ Marshall E. Stearns
Name: Marshall E. Stearns
Title: Managing Director

To approve Consent:

Name of Institution:

Black Diamond CLO 2006-1 (LUXEMBOURG) S.A.
By: Black Diamond CLO 2006-1 Adviser, L.L.C. As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

To approve Consent:

Name of Institution:

General Electric Capital Corporation

By:	/s/ Rebecca A. Ford
Name: Rebecca A. Ford
Title: Duly Authorized Signatory

To approve Consent:

Name of Institution:

Eaton Vance Short Duration Diversified Income Fund

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

To approve Consent:

Name of Institution:

Pacific Select Fund Floating Rate Loan Portfolio

By:	Eaton Vance Management as Investment Sub- Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

To approve Consent:

Name of Institution:

MET Investors Series Trust – Met/Eaton Vance Floating Rate Portfolio

By:	Eaton Vance Management as Investment Sub- Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

To approve Consent:

Name of Institution:

Eaton Vance CDO X PLC

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

To approve Consent:

Name of Institution:

Eaton Vance CDO VII PLC

By:	Eaton Vance Management as Interim Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

To approve Consent:

Name of Institution:

Grayson & Co

By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

To approve Consent:

Name of Institution:

Riversource Variable Series Trust-Variable Portfolio-Eaton Vance Floating-Rate Income Fund

By:	Eaton Vance Management as Investment Sub- Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

To approve Consent:

Name of Institution:

Eaton Vance CDO IX Ltd.

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

To approve Consent:

Name of Institution:

Eaton Vance Floating-Rate Income Trust

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

To approve Consent:

Name of Institution:

Eaton Vance Limited Duration Income Fund

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

To approve Consent:

Name of Institution:

Eaton Vance Senior Floating-Rate Trust

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

To approve Consent:

Name of Institution:

Eaton Vance Institutional Senior Loan Fund

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

To approve Consent:

Name of Institution:

Clarenville CDO, SA
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

To approve Consent:

Name of Institution:

European Enhanced Loan Fund, S.A.
By:	Pacific Investment Management Company LLC as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

To approve Consent:

Name of Institution:

Portola CLO, Ltd.

By:	Pacific Investment Management Company LLC as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

To approve Consent:

Name of Institution:

Mayport CLO Ltd.
By:	Pacific Investment Management Company LLC as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

To approve Consent:

Name of Institution:

Liberty Mutual Insurance Company

By:	/s/ Sheila Finnerty
Name: Sheila Finnerty
Title: Authorized Signatory

To approve Consent:

Name of Institution: CREDIT SUISSE LOAN FUNDING LLC

By:	/s/ Barry Zamore
Name: Barry Zamore
Title: Managing Director

By:	/s/ David Fitzgerald
Name: David Fitzgerald
Title: Authorized Signatory

EXHIBIT A

FORM OF JOINDER AGREEMENT

THIS JOINDER AGREEMENT dated as of December [—], 2011 (this “Joinder Agreement”), is between MACDERMID GROUP, INC., a Delaware corporation (the “New Holdings”), and CREDIT SUISSE AG, as administrative agent (in such capacity, and together with its successors, the “Administrative Agent”) and collateral agent (in such capacity, and together with its successors, the “Collateral Agent”) under that certain Credit Agreement dated as of April 12, 2007 (as amended by that certain First Amendment, dated as of October 24, 2007, that certain Consent, Waiver and Amendment, dated as of July 28, 2008, and that certain Third Consent, Waiver and Amendment to Credit Agreement (the “Third Amendment”), dated as of November 29, 2011 (and as otherwise amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”)), among MACDERMID HOLDINGS, LLC, a Delaware limited liability company, Matrix Acquisition Corp., a Connecticut corporation, MACDERMID, INCORPORATED, a Connecticut corporation, the Lenders party thereto, the Administrative Agent, the Collateral Agent, GOLDMAN SACHS CREDIT PARTNERS L.P., as syndication agent, and CIBC WORLD MARKETS CORP. and BEAR STEARNS & CO. INC., as co-documentation agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or Third Amendment, as applicable.

W I T N E S S E T H :

WHEREAS, in connection with the Credit Agreement, the Borrower and certain Grantors (other than New Holdings) have entered into the Pledge and Security Agreement, dated as of April 12, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) in favor of the Collateral Agent for the benefit of the Lenders and the other Secured Parties;

WHEREAS, Section 4(b)(ii) of the Third Amendment requires New Holdings to deliver this Joinder Agreement in order to become a party to the Credit Agreement as a “Guarantor” thereunder and to become a party to the Pledge and Security Agreement as a “Grantor” thereunder.

NOW, THEREFORE, New Holdings hereby agrees as follows with the Administrative Agent and the Collateral Agent, for the benefit of the Lenders and the other Secured Parties:

1. New Holdings hereby acknowledges, agrees and confirms that, by its execution of this Agreement,

(a) New Holdings will be deemed to be a party to the Credit Agreement and a “Guarantor” for all purposes of the Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement as a Guarantor. New Holdings hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1(a), New Holdings hereby jointly and severally together with the other Guarantors, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties, as provided in Article IV of the Credit Agreement, the prompt payment and performance of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

(b) New Holdings will be deemed to be a party to the Pledge and Security Agreement as a “Grantor” for all purposes of the Pledge and Security Agreement, with the same force and effect as if originally named therein as a Grantor. New Holdings hereby ratifies, as of the date hereof, and agrees to be bound by, all terms, provisions and conditions applicable to the Grantors contained in the Pledge and Security Agreement. Without limiting the generality of the foregoing of this paragraph 1(b), New Holdings hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of the Collateral of New Holdings, as collateral security for the prompt payment and performance when due (whether at stated maturity, by acceleration or otherwise) of New Holdings’ Obligations. The information set forth in Schedule I hereto is hereby added to the information set forth in Schedules 3.02, 3.03 and 3.06(a) to the Pledge and Security Agreement.

2. New Holdings hereby represents and warrants to the Administrative Agent that:

(a) New Holdings’ exact legal name and jurisdiction of incorporation are as set forth on the signature pages hereto;

(b) Schedule II hereto includes, upon consummation of the IPO Structuring Transactions, all direct Subsidiaries of New Holdings, including number of shares of outstanding Equity Interests and the percentage of such Equity Interests owned by New Holdings;

3. The address of New Holdings for purposes of all notices and other communications is the address designated for the Borrower on Schedule 11.02 to the Credit Agreement or such other address as New Holdings may from time to time notify the Administrative Agent in writing.

4. New Holdings hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by New Holdings under Article IV of the Credit Agreement upon the execution of this Joinder Agreement by New Holdings.

5. New Holdings hereby acknowledges that it shall acquire the Equity Interests (and all related assets) in the Borrower subject to the existing pledges and grants of security pursuant to the Pledge and Security Agreement.

6. New Holdings hereby agrees that all references to Holdings in any Loan Document shall, immediately following the transfer of all of the Equity Interests held by Holdings in the Borrower to New Holdings, be deemed to include New Holdings.

7. This Joinder Agreement shall constitute a Loan Document and shall be administered and construed pursuant to the terms of the Credit Agreement (including, without limitation, Article X thereof).

8. This Joinder Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Joinder Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

9. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, New Holdings has caused this Joinder Agreement to be duly executed by its authorized officer, and the Administrative Agent and the Collateral Agent, for the benefit of the Lenders and the other Secured Parties, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

MACDERMID GROUP, INC.

By:
Name: Title:

Jurisdiction of Incorporation: Delaware

Acknowledged and accepted:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Administrative Agent and Collateral Agent

By:
Name: Title:

SCHEDULE I

SUPPLEMENTAL SCHEDULES

[to be separately provided]

I-1

SCHEDULE II

EQUITY INTERESTS

[to be separately provided]